EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

      1.    STRAND ADVISORS, INC.

                ITEM                           INFORMATION


Name:                             Strand Advisors, Inc.

Address:                          Two Galleria Tower
                                  13455 Noel Road, Ste. 800
                                  Dallas, Texas 75240

Designated Filer:                 Highland Capital Management, L.P.

Issuer Name and Ticker or         Neurobiological Technologies Inc. [NTII]
Trading Symbol:

Date of Earliest Transaction      December 12, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting         10% Owner
Person(s) to Issuer:

Individual or Joint/Group
  Filing:                         Form filed by More than One Reporting Person

Signature:
                                  By:      /s/ James D. Dondero
                                           --------------------------------
                                  Name:    James D. Dondero
                                  Title:   President
                                  Date:    December 18, 2007






      2.    JAMES D. DONDERO


                ITEM                       INFORMATION

Name:                              James D. Dondero

Address:                           Two Galleria Tower
                                   13455 Noel Road, Ste. 800
                                   Dallas, Texas 75240

Designated Filer:                  Highland Capital Management, L.P.

Issuer Name and Ticker or         Neurobiological Technologies Inc. [NTII]
Trading Symbol:

Date of Earliest Transaction       December 12, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting          10% Owner
Person(s) to Issuer:

Individual or Joint/Group
  Filing:                          Form filed by More than One Reporting Person

Signature:
                                   By:      /s/ James D. Dondero
                                            --------------------------------
                                   Name:    James D. Dondero
                                   Date:    December 18, 2007